UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2010

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (646) 443-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

As previously disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2010, Corporate Resource Services, Inc. (the “Company”) completed the acquisition contemplated by the Foreclosure and Asset Purchase Agreement (the “Acquisition Agreement”) with Rosenthal & Rosenthal, Inc., a New York corporation (“Rosenthal”), GT Systems Inc., a New York corporation (“GT”) and certain of GT’s operating affiliates (collectively with GT, “GT Entities”), Eric Goldstein, an individual, Tri-State Employment Services, Inc., a Nevada corporation, and Corporate Resource Development Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“CRD”), on April 5, 2010.   Pursuant to the Acquisition Agreement, Rosenthal foreclosed on certain assets (the “Assets”) of the GT Entities’ business related to the temporary and permanent placement of employees, and sold the Assets to CRD in a secured creditor’s private sale under Article 9 of the Uniform Commercial Code, for $3,000,000 in cash.

This Current Report on Form 8-K/A provides the historical financial statements of GT Systems, Inc. and affiliates under Item 9.01(a), which were supplied to the Company by GT Systems and its affiliates.  This Current Report on Form 8-K/A also provides the pro forma financial information under Item 9.01(b).  The aforementioned financial statements and information were not included in the Current Report on Form 8-K filed on April 9, 2010.

Item 9.01      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined balance sheet of GT Systems, Inc. and affiliates as of December 31, 2009 and 2008 and the related combined statements of operations and accumulated deficit and combined statement of cash flows for the years ended December 31, 2009 and 2008, including the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 herewith.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2010, and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2009, and the six month period ended March 31, 2010 are filed as Exhibit 99.2 herewith.

Exhibit Number	Description of Exhibit

99.1	Audited combined financial statements of GT Systems, Inc. and affiliates as of and for the years ended December 31, 2009 and 2008.

99.2
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2010, and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2009, and the six month period ended March 31, 2010.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  June 18, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Audited combined financial statements of GT Systems, Inc. and affiliates as of and for the years ended December 31, 2009 and 2008.

99.2
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2010, and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2009, and the six month period ended March 31, 2010.